OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

JULY 26, 2011 Summary Prospectus

(Class A: OADEX)  (Class Z: OBDEX)  (Institutional Class: OISLX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 888-772-2888 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus and statement of additional information, both dated July 26, 2011, are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

 INVESTMENT OBJECTIVE

The Fund seeks to provide investors with above-average total returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc.    More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Expenses on Short Sales	0.12%	0.12%	0.12%
Service Fees	0.25%	None	None
Other Operating Expenses	1.03%	0.32%	0.32%
Total Other Expenses	1.40%	0.44%	0.44%
Total Annual Operating Expenses	2.20%	1.24%	1.24%
Expense (Reduction)/Recoupment	(0.73%)	(0.02%)	(0.22%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(1)	1.47%	1.22%	1.02%
(1)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.35%, 1.10% and 0.90% for Class A, Class Z, and Institutional Class shares, respectively.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$716	$1,158	$1,624	$2,909
Class Z	$124	$391	$678	$1,498
Institutional Class	$104	$371	$659	$1,479

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 217.63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets.  While the Fund may invest in companies of any size, it generally invests in large and mid-cap companies, or companies with market capitalizations of approximately $2.5 billion or above.  Equity securities in which the Fund may invest include common and preferred stocks.

The Fund may invest in long and short positions of publicly traded equity securities.  The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets.  The Fund buys securities “long” that Analytic Investors, LLC (“Analytic”), the Fund’s Sub-Adviser, believes will outperform and sells securities “short” that Analytic believes will underperform.

The Fund generally takes long equity positions equal to approximately 120% of the Fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund’s equity assets at the time of investment, although the Fund’s long-short exposure will vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure ordinarily ranges from 110% to 125% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets.  The cash received from short sales may be used to invest in long equity positions.  Analytic will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

Short Sales Risk.  When selling a security short, the Fund will sell a security it does not own at the then-current market price.  The Fund borrows the security to deliver to the buyer and is obligated to buy the security at a later date so it can return the security to the lender.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Leverage Risk.  By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value (“NAV”) greater than without the use of leverage.  This could result in increased volatility of returns.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns for the 1, 5, and 10-year or since inception periods compare to those of an unmanaged securities index.  The performance table below compares the average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares to the Standard and Poor’s (“S&P”) 500®, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions.  The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Updated performance information is available at oldmutualfunds.com or by calling 888-772-2888.  Data prior to January 11, 2002, includes performance of a predecessor fund.  Prior to February 2006, the Fund did not take short positions as part of its main investment strategies, and the Fund’s performance prior to February 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2010 – Class Z Shares

2001	(6.22%)
2002	(25.47%)
2003	29.04%
2004	9.24%
2005	6.68%
2006	20.71%
2007	7.47%
2008	(39.42%)
2009	20.45%
2010	8.84%

The Fund’s Class Z shares year-to-date return as of June 30, 2011 was 9.40%.

Best Quarter:	6/30/09	15.67%
Worst Quarter:	12/31/08	(22.38%)

Sales loads are reflected in the following performance table.  *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2010

	Inception Date	Past 1 Year	Past 5 Years	Past 10 Years or Life of Fund (whichever is less)*
Class A	7/31/03

Before Taxes		2.31%	(0.86%)	3.19%

Class Z	7/1/93

Before Taxes		8.84%	0.60%	0.80%

After Taxes on Distributions		7.72%	0.26%	0.54%

After Taxes on Distributions and		5.73%	0.32%	0.54%
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		9.12%	N/A	(3.56%)

S&P 500

(Reflects No Deduction for
Fees, Expenses or Taxes)		15.06%	2.29%	1.41%

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                           Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Analytic

Portfolio Managers:

Name	Title	Length of Service with Analytic
Harindra de Silva, Ph.D., CFA,	President and Portfolio Manager	Since 1998
Dennis Bein, CFA	Chief Investment Officer and Portfolio Manager	Since 2004
Ryan Brown	Portfolio Manager	Since 2010

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided, they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.